Note 14 - Risks and Uncertainties - COVID-19	12 Months Ended
Sep. 30, 2021
Notes to Financial Statements
Unusual or Infrequent Items, or Both, Disclosure [Text Block]

14. RISKS AND UNCERTAINTIES - COVID-19

The Company sources its materials and services for its products and product candidates from facilities in areas impacted or which may be impacted by the outbreak of the coronavirus. This may impact the Company's ability to obtain future inventory and impact the Company's future revenue stream as efforts to address this worldwide outbreak are undertaken. In addition, the Company has historically and principally funded its operations through debt borrowings, the issuance of convertible debt, and the issuance of units consisting of Common Stock and warrants which may also be impacted by economic conditions beyond the Company's control. The extent to which the coronavirus will impact the global economy and the Company is uncertain and cannot be reasonably measured.